Exhibit 99.2

HUNTINGTON BANCSHARES INCORPORATED

Quarterly Financial Supplement

December 2013

Notes:

The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.

Non-Regulatory Capital Ratios

In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:

•	Tangible common equity to tangible assets,

•	Tier 1 common equity to risk-weighted assets using Basel I and Basel III definitions, and

•	Tangible common equity to risk-weighted assets using Basel I definition.

These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.

Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure. Basel III Tier 1 common capital ratio estimates are based on management’s current interpretation, expectations, and understanding of the final U.S. Basel III rules adopted by the Federal Reserve Board and released on July 2, 2012.

Huntington Bancshares Incorporated

Quarterly Key Statistics(1)

(Unaudited)

	2013		2012	Percent Changes vs.
(dollar amounts in thousands, except per share amounts)	Fourth	Third	Fourth	3Q13	4Q12
Net interest income	$430,649	$424,852	$434,055	1%	(1)%
Provision for credit losses	24,331	11,400	39,458	113	(38)
Noninterest income	246,628	250,503	297,651	(2)	(17)
Noninterest expense	446,009	423,336	470,628	5	(5)

Income before income taxes	206,937	240,619	221,620	(14)	(7)
Provision for income taxes	49,114	62,132	54,341	(21)	(10)

Net income	$157,823	$178,487	$167,279	(12)%	(6)%

Dividends on preferred shares	7,965	7,967	7,973	—	(0)

Net income applicable to common shares	$149,858	$170,520	$159,306	(12)%	(6)%

Net income per common share - diluted	$0.18	$0.20	$0.19	(10)%	(5)%
Cash dividends declared per common share	0.05	0.05	0.04	—	25
Book value per common share at end of period	6.88	6.72	6.41	2	7
Tangible book value per common share at end of period	6.27	6.10	5.78	3	8
Average common shares - basic	830,590	830,398	847,220	—	(2)
Average common shares - diluted	842,324	841,025	853,306	—	(1)
Return on average assets	1.09%	1.27%	1.19%
Return on average common shareholders’ equity	10.5	12.3	11.6
Return on average tangible common shareholders’ equity(2)	12.1	14.1	13.5
Net interest margin(3)	3.28	3.34	3.45
Efficiency ratio(4)	63.7	60.6	62.3
Noninterest Income/Total Revenue	36.0	36.7	40.4
Effective tax rate	23.7	25.8	24.5
Average loans and leases	$43,138,336	$41,994,204	$40,396,541	3	7
Average loans and leases - linked quarter annualized growth rate	10.9%	6.9%	2.8%
Average earning assets	$53,011,850	$51,247,215	$50,682,461	3	5
Average total assets	57,648,191	55,914,791	56,053,542	3	3
Average core deposits(5)	44,747,659	43,773,153	44,309,913	2	1
Average core deposits - linked quarter annualized growth rate	8.9%	—%	5.0%
Average shareholders’ equity	$6,055,738	$5,879,479	$5,842,493	3	4
Total assets at end of period	59,476,344	56,648,251	56,153,185	5	6
Total shareholders’ equity at end of period	6,099,323	5,961,579	5,790,211	—	5
Net charge-offs (NCOs)	46,447	55,742	70,130	(17)	(34)
NCOs as a % of average loans and leases	0.43%	0.53%	0.69%
Nonaccrual loans and leases (NALs)	$322,056	$333,106	$407,633	(3)	(21)
NAL ratio	0.75%	0.78%	1.00%
Nonperforming assets (NPAs)(6)	$352,160	$374,260	$445,775	(6)	(21)
NPA ratio(6)	0.82%	0.88%	1.09%	(7)	(25)
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	1.50	1.57	1.89
ALLL plus allowance for unfunded loan commitments and letters of credit (ACL) as a % of total loans and leases at the end of period	1.65	1.72	1.99
ACL as a % of NALs	221	220	199
ACL as a % of NPAs	202	196	182
Tier 1 leverage ratio (7)	10.67	10.85	10.36
Tier 1 common risk-based capital ratio(7)	10.90	10.85	10.48
Tier 1 risk-based capital ratio (7)	12.28	12.36	12.02
Total risk-based capital ratio (7)	14.57	14.67	14.50
Tangible common equity / tangible assets ratio(8)	8.83	9.02	8.76

See Notes to the Quarterly Key Statistics.

Huntington Bancshares Incorporated

Annual Key Statistics(1)

(Unaudited)

	Year Ended December 31,		Change
(dollar amounts in thousands, except per share amounts)	2013	2012	Amount	Percent
Net interest income	$1,704,608	$1,710,524	$(5,916)	—%
Provision for credit losses	90,045	147,388	(57,343)	(39)
Noninterest income	997,995	1,097,857	(99,862)	(9)
Noninterest expense	1,758,003	1,835,876	(77,873)	(4)

Income before income taxes	854,555	825,117	29,438	4
Provision for income taxes	215,814	184,095	31,719	17

Net Income	$638,741	$641,022	$(2,281)	—%

Dividends on preferred shares	31,869	31,989	(120)	—

Net income applicable to common shares	$606,872	$609,033	$(2,161)	—%

Net income per common share - diluted	$0.72	$0.71	$0.01	1%
Cash dividends declared per common share	0.19	0.16	0.03	19
Average common shares - basic	834,205	857,962	(23,757)	(3)
Average common shares - diluted	843,974	863,402	(19,428)	(2)
Return on average assets	1.13%	1.15%
Return on average common shareholders’ equity	11.0	11.5
Return on average tangible common shareholders’ equity(2)	12.7	13.5
Net interest margin(3)	3.36	3.41
Efficiency ratio(4)	62.9	63.4
Noninterest Income/Total Revenue	36.6	38.8
Effective tax rate	25.3	22.3
Average loans and leases	$41,825,842	$40,210,186	$1,615,657	4%
Average earning assets	51,598,472	50,709,060	889,412	2
Average total assets	56,299,313	55,673,599	625,715	1
Average core deposits(5)	43,978,894	43,065,687	913,207	2
Average shareholders’ equity	5,914,914	5,671,455	243,459	4
Net charge-offs (NCOs)	188,666	342,462	(153,796)	(45)
NCOs as a % of average loans and leases	0.45%	0.85%	(0.40)	(47)

See Notes to the Annual and Quarterly Key Statistics.

Key Statistics Footnotes

(1)	Comparisons for all presented periods are impacted by a number of factors. Refer to Significant Items.
(2)	Net income excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.
(3)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.
(4)	Noninterest expense less amortization of intangibles and goodwill impairment divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).
(5)	Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.
(6)	NPAs include other real estate owned.
(7)	December 31, 2013, figures are estimated.
(8)	Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.

Huntington Bancshares Incorporated

Consolidated Balance Sheets

	2013		2012	Percent Changes vs.
(dollar amounts in thousands, except number of shares)	December 31,	September 30,	December 31,	3Q13	4Q12
	(Unaudited)	(Unaudited)
Assets
Cash and due from banks	$1,001,132	$1,107,658	$1,262,806	(10)%	(21)%
Interest-bearing deposits in banks	57,043	63,100	70,921	(10)	(20)
Trading account securities	35,573	74,167	91,205	(52)	(61)
Loans held for sale	326,212	345,621	764,309	(6)	(57)
Available-for-sale and other securities	7,308,753	6,446,681	7,566,175	13	(3)
Held-to-maturity securities	3,836,667	2,236,121	1,743,876	72	120
Loans and leases(1)	43,120,500	42,555,833	40,728,425	1	6
Allowance for loan and lease losses	(647,870)	(666,030)	(769,075)	(3)	(16)

Net loans and leases	42,472,630	41,889,803	39,959,350	1	6

Bank owned life insurance	1,647,170	1,633,247	1,596,056	1	3
Premises and equipment	634,657	639,632	617,257	(1)	3
Goodwill	444,268	444,268	444,268	—	—
Other intangible assets	93,193	103,512	132,157	(10)	(29)
Accrued income and other assets	1,619,046	1,664,441	1,904,805	(3)	(15)

Total assets	$59,476,344	$56,648,251	$56,153,185	5%	6%

Liabilities and shareholders’ equity
Liabilities
Deposits(2)	$47,506,718	$46,564,046	$46,252,683	2%	3%
Short-term borrowings	552,143	660,932	589,814	(16)	(6)
Federal Home Loan Bank advances	1,808,293	333,352	1,008,959	442	79
Other long-term debt	1,349,119	904,668	158,784	49	750
Subordinated notes	1,100,860	1,111,598	1,197,091	(1)	(8)
Accrued expenses and other liabilities	1,059,888	1,112,076	1,155,643	(5)	(8)

Total liabilities	53,377,021	50,686,672	50,362,974	5	6

Shareholder’s equity
Preferred stock - authorized 6,617,808 shares-
Series A, 8.50% fixed rate, non-cumulative perpetual convertible preferred stock, par value of $0.01, and liquidation value per share of $1,000	362,507	362,507	362,507	—	—
Series B, floating rate, non-voting, non-cumulative perpetual preferred stock, par value of $0.01, and liquidation value per share of $1,000	23,785	23,785	23,785	—	—
Common stock - Par value of $0.01	8,322	8,315	8,441	—	(1)
Capital surplus	7,398,515	7,387,033	7,475,149	—	(1)
Less treasury shares, at cost	(9,643)	(10,893)	(10,921)	(11)	(12)
Accumulated other comprehensive loss	(214,009)	(230,767)	(150,817)	(7)	42
Retained earnings	(1,470,154)	(1,578,401)	(1,917,933)	(7)	(23)

Total shareholders’ equity	6,099,323	5,961,579	5,790,211	2	5

Total liabilities and shareholders’ equity	$59,476,344	$56,648,251	$56,153,185	5%	6%

Common shares authorized (par value of $0.01)	1,500,000,000	1,500,000,000	1,500,000,000
Common shares issued	830,963,427	831,516,546	844,105,349
Common shares outstanding	832,217,098	830,144,646	842,812,709
Treasury shares outstanding	1,253,671	1,371,900	1,292,640
Preferred shares issued	1,967,071	1,967,071	1,967,071
Preferred shares outstanding	398,007	398,007	398,007

(1)	See page 5 for detail of loans and leases.
(2)	See page 6 for detail of deposits.

Huntington Bancshares Incorporated

Loans and Leases Composition

	2013								2012
(dollar amounts in millions)	December 31,		September 30,		June 30,		March 31,		December 31,
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Ending Balances by Type:
Commercial:(1)
Commercial and industrial	$17,594	41%	$17,335	41%	$17,113	41%	$17,267	42%	$16,971	42%
Commercial real estate:
Construction	557	1	544	1	607	1	574	1	648	2
Commercial	4,293	10	4,328	10	4,286	10	4,485	11	4,751	12

Commercial real estate	4,850	11	4,872	11	4,893	11	5,059	12	5,399	14

Total commercial	22,444	52	22,207	52	22,006	52	22,326	54	22,370	56

Consumer:
Automobile	6,639	15	6,317	15	5,810	14	5,036	12	4,634	11
Home equity	8,336	19	8,347	20	8,369	20	8,474	21	8,335	20
Residential mortgage	5,321	12	5,307	12	5,168	12	5,051	12	4,970	12
Other consumer	380	2	378	1	387	2	397	1	419	1

Total consumer	20,676	48	20,349	48	19,734	48	18,958	46	18,358	44

Total loans and leases	$43,120	100%	$42,556	100%	$41,740	100%	$41,284	100%	$40,728	100%

Ending Balances by Business Segment:
Retail and Business Banking	$12,742	30%	$12,673	30%	$12,642	30%	$12,749	31%	$12,644	31%
Regional and Commercial Banking	10,763	25	11,397	27	11,119	27	11,166	27	10,679	26
AFCRE	13,590	32	12,484	29	12,119	29	11,526	28	11,396	28
WGH	5,974	13	5,961	14	5,868	14	5,767	14	5,887	15
Treasury / Other	51	—	41	—	(8)	—	76	—	122	—

Total loans and leases	$43,120	100%	$42,556	100%	$41,740	100%	$41,284	100%	$40,728	100%

	2013								2012
	Fourth		Third		Second		First		Fourth
Average Balances by Business Segment:
Retail and Business Banking	$12,726	29%	$12,633	30%	$12,688	31%	$12,693	31%	$12,677	31%
Regional and Commercial Banking	11,153	26	11,150	27	11,058	27	10,987	27	10,390	26
AFCRE	13,238	31	12,239	29	11,683	28	11,454	28	11,221	28
WGH	5,977	14	5,923	14	5,837	14	5,711	14	6,054	15
Treasury / Other	45	—	49	—	14	—	19	—	55	—

Total loans and leases	$43,139	100%	$41,994	100%	$41,280	100%	$40,864	100%	$40,397	100%

(1)	As defined by regulatory guidance, there were no commercial loans outstanding that would be considered a concentration of lending to a particular industry or group of industries.

Huntington Bancshares Incorporated

Deposits Composition

	2013								2012
(dollar amounts in millions)	December 31,		September 30,		June 30,		March 31,		December 31,
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Ending Balances by Type:
Demand deposits - noninterest-bearing	$13,650	29%	$13,421	29%	$13,491	29%	$12,757	27%	$12,600	27%
Demand deposits - interest-bearing	5,880	12	5,856	13	5,977	13	6,135	13	6,218	13
Money market deposits	17,213	36	16,212	34	15,131	33	15,165	32	14,691	32
Savings and other domestic deposits	4,871	10	4,946	11	5,054	11	5,174	11	5,002	11
Core certificates of deposit	3,723	8	4,108	9	4,353	9	5,170	11	5,516	12

Total core deposits	45,337	95	44,543	96	44,006	95	44,401	94	44,027	95
Other domestic deposits of $250,000 or more	274	1	268	1	283	1	355	1	354	1
Brokered deposits and negotiable CDs	1,580	3	1,366	3	1,695	4	1,807	4	1,594	3
Deposits in foreign offices	316	1	387	—	347	—	304	1	278	1

Total deposits	$47,507	100%	$46,564	100%	$46,331	100%	$46,867	100%	$46,253	100%

Total core deposits:
Commercial	$19,982	44%	$19,526	44%	$18,922	43%	$18,502	42%	$18,358	42%
Consumer	25,355	56	25,017	56	25,084	57	25,899	58	25,669	58

Total core deposits	$45,337	100%	$44,543	100%	$44,006	100%	$44,401	100%	$44,027	100%

Ending Balances by Business Segment:
Retail and Business Banking	$28,314	60%	$28,200	61%	$28,209	61%	$28,719	61%	$28,367	61%
Regional and Commercial Banking	6,942	15	6,191	13	5,639	12	5,627	12	5,863	13
AFCRE	1,164	2	1,084	2	1,021	2	970	2	995	2
WGH	9,657	20	9,935	22	10,069	22	10,015	22	9,508	21
Treasury / Other(1)	1,430	3	1,154	2	1,393	3	1,536	3	1,520	3

Total deposits	$47,507	100%	$46,564	100%	$46,331	100%	$46,867	100%	$46,253	100%

	2013								2012
	Fourth		Third		Second		First		Fourth
Average Balances by Business Segment:
Retail and Business Banking	$28,450	61%	$28,172	61%	$28,345	61%	$28,331	62%	$28,301	61%
Regional and Commercial Banking	6,353	14	5,912	13	5,506	12	5,668	12	6,120	13
AFCRE	1,104	2	1,018	2	954	2	922	2	949	2
WGH	9,722	21	9,593	21	9,919	22	9,623	21	9,873	21
Treasury / Other(1)	1,145	2	1,275	3	1,463	3	1,469	3	1,524	3

Total deposits	$46,774	100%	$45,970	100%	$46,187	100%	$46,013	100%	$46,767	100%

(1)	Comprised primarily of national market deposits.

Huntington Bancshares Incorporated

Consolidated Quarterly Average Balance Sheets

(Unaudited)

	Average Balances
	2013				2012	Percent Changes vs.
(dollar amounts in millions)	Fourth	Third	Second	First	Fourth	3Q13	4Q12
Assets
Interest-bearing deposits in banks	$71	$54	$84	$72	$73	31%	(3)%
Loans held for sale	322	379	678	709	840	(15)	(62)
Securities:
Available-for-sale and other securities:
Taxable	5,818	6,040	6,728	6,964	7,131	(4)	(18)
Tax-exempt	548	565	591	549	492	(3)	11

Total available-for-sale and other securities	6,366	6,605	7,319	7,513	7,623	(4)	(16)
Trading account securities	76	76	84	85	97	—	(22)
Held-to-maturity securities - taxable	3,038	2,139	1,711	1,717	1,652	42	84

Securities	9,480	8,820	9,114	9,315	9,372	7	1

Loans and leases:(1)
Commercial:
Commercial and industrial	17,671	17,032	17,033	16,954	16,507	4	7
Commercial real estate:
Construction	573	565	586	598	576	1	(1)
Commercial	4,331	4,345	4,429	4,694	4,897	—	(12)

Commercial real estate	4,904	4,910	5,015	5,292	5,473	—	(10)

Total commercial	22,575	21,942	22,048	22,246	21,980	3	3

Consumer:
Automobile	6,502	6,075	5,283	4,833	4,486	7	45
Home equity	8,346	8,341	8,263	8,395	8,345	—	—
Residential mortgage	5,331	5,256	5,225	4,978	5,155	1	3
Other consumer	385	380	461	412	431	1	(11)

Total consumer	20,564	20,052	19,232	18,618	18,417	3	12

Total loans and leases	43,139	41,994	41,280	40,864	40,397	3	7
Allowance for loan and lease losses	(668)	(717)	(746)	(772)	(783)	(7)	(15)

Net loans and leases	42,471	41,277	40,534	40,092	39,614	3	7

Total earning assets	53,012	51,247	51,156	50,960	50,682	3	5

Cash and due from banks	846	944	940	904	1,459	(10)	(42)
Intangible assets	542	552	563	571	581	(2)	(7)
All other assets	3,917	3,889	3,976	4,065	4,115	1	(5)

Total assets	$57,649	$55,915	$55,889	$55,728	$56,054	3%	3%

Liabilities and shareholders’ equity
Deposits:
Demand deposits - noninterest-bearing	$13,337	$13,088	$12,879	$12,165	$13,121	2%	2%
Demand deposits - interest-bearing	5,755	5,763	5,927	5,977	5,843	—	(2)

Total demand deposits	19,092	18,851	18,806	18,142	18,964	1	1
Money market deposits	16,827	15,739	15,069	15,045	14,749	7	14
Savings and other domestic deposits	4,912	5,007	5,115	5,083	4,960	(2)	(1)
Core certificates of deposit	3,916	4,176	4,778	5,346	5,637	(6)	(31)

Total core deposits	44,747	43,773	43,768	43,616	44,310	2	1
Other domestic deposits of $250,000 or more	275	268	324	360	359	3	(23)
Brokered deposits and negotiable CDs	1,398	1,553	1,779	1,697	1,756	(10)	(20)
Deposits in foreign offices	354	376	316	340	342	(6)	4

Total deposits	46,774	45,970	46,187	46,013	46,767	2	—
Short-term borrowings	629	710	701	762	1,012	(11)	(38)
Federal Home Loan Bank advances	851	549	757	686	42	55	1,926
Subordinated notes and other long-term debt	2,244	1,753	1,292	1,348	1,374	28	63

Total interest-bearing liabilities	37,161	35,894	36,058	36,644	36,074	4	3

All other liabilities	1,095	1,054	1,064	1,085	1,017	4	8
Shareholders’ equity	6,056	5,879	5,888	5,834	5,842	3	4

Total liabilities and shareholders’ equity	$57,649	$55,915	$55,889	$55,728	$56,054	3%	3%

(1)	Includes nonaccrual loans.

Huntington Bancshares Incorporated

Consolidated Quarterly Net Interest Margin - Interest Income / Expense (1)

(Unaudited)

	Interest Income / Expense
	2013				2012
(dollar amounts in thousands)	Fourth	Third	Second	First	Fourth
Assets
Interest-bearing deposits in banks	$7	$9	$57	$29	$51
Loans held for sale	3,586	3,699	5,739	5,702	6,675
Securities:
Available-for-sale and other securities:
Taxable	34,554	35,280	38,538	40,185	41,335
Tax-exempt	8,696	5,700	5,829	5,438	4,968

Total available-for-sale and other securities	43,250	40,980	44,367	45,623	46,303
Trading account securities	79	43	126	106	245
Held-to-maturity securities - taxable	18,378	12,220	9,778	9,838	9,244

Total securities	61,708	53,243	54,272	55,567	55,792

Loans and leases:
Commercial:
Commercial and industrial	159,686	160,285	161,543	162,396	163,644
Commercial real estate:
Construction	5,916	5,650	5,829	6,045	6,075
Commercial	43,906	45,525	46,214	46,978	52,543

Commercial real estate	49,822	51,175	52,043	53,023	58,618

Total commercial	209,508	211,460	213,586	215,419	222,262

Consumer:
Automobile	60,080	58,216	52,159	51,013	50,930
Home equity	86,460	86,131	85,796	86,991	88,541
Residential mortgage	50,225	50,111	49,912	49,353	52,440
Other consumer	6,447	6,677	7,649	7,168	7,774

Total consumer	203,212	201,135	195,516	194,525	199,685

Total loans and leases	412,720	412,595	409,102	409,944	421,947

Total earning assets	$478,020	$469,546	$469,169	$471,242	$484,465

Liabilities
Deposits:
Demand deposits - noninterest-bearing	$—	$—	$—	$—	$—
Demand deposits - interest-bearing	630	636	617	642	734

Total demand deposits	630	636	617	642	734
Money market deposits	11,296	10,211	8,886	8,438	9,843
Savings and other domestic deposits	2,925	3,134	3,416	3,818	4,150
Core certificates of deposit	10,330	11,094	13,410	15,710	17,144

Total core deposits	25,181	25,075	26,329	28,608	31,871
Other domestic deposits of $250,000 or more	271	300	406	465	553
Brokered deposits and negotiable CDs	1,385	2,145	2,746	2,823	3,141
Deposits in foreign offices	122	136	110	140	152

Total deposits	26,959	27,656	29,591	32,036	35,717
Short-term borrowings	129	158	179	234	363
Federal Home Loan Bank advances	306	197	272	301	129
Subordinated notes and other long-term debt	11,781	10,049	7,603	8,578	8,732

Total interest bearing liabilities	39,175	38,060	37,645	41,149	44,941

Net interest income	$438,845	$431,486	$431,524	$430,093	$439,524

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 35% tax rate. See page 10 for the FTE adjustment.

Huntington Bancshares Incorporated

Consolidated Quarterly Net Interest Margin - Yield

(Unaudited)

	Average Rates (2)
	2013				2012
	Fourth	Third	Second	First	Fourth
Fully-taxable equivalent basis(1)
Assets
Interest-bearing deposits in banks	0.04%	0.07%	0.27%	0.16%	0.28%
Loans held for sale	4.46	3.89	3.39	3.22	3.18
Securities:
Available-for-sale and other securities:
Taxable	2.38	2.34	2.29	2.31	2.32
Tax-exempt	6.34	4.04	3.94	3.96	4.03

Total available-for-sale and other securities	2.72	2.48	2.42	2.43	2.43
Trading account securities	0.42	0.23	0.60	0.50	1.01
Held-to-maturity securities - taxable	2.42	2.29	2.29	2.29	2.24

Total securities	2.60	2.41	2.38	2.39	2.38
Loans and leases:(2)(3)
Commercial:
Commercial and industrial	3.54	3.68	3.75	3.83	3.88
Commercial real estate:
Construction	4.04	3.91	3.93	4.05	4.13
Commercial	3.97	4.10	4.13	4.00	4.20

Commercial real estate	3.98	4.08	4.09	4.01	4.19

Total commercial	3.63	3.77	3.83	3.87	3.96

Consumer:
Automobile	3.67	3.80	3.96	4.28	4.52
Home equity	4.11	4.10	4.16	4.20	4.24
Residential mortgage	3.77	3.81	3.82	3.97	4.07
Other consumer	6.64	6.98	6.66	7.05	7.16

Total consumer	3.93	3.99	4.07	4.22	4.33

Total loans and leases	3.77	3.87	3.95	4.03	4.13

Total earning assets	3.58%	3.64%	3.68%	3.75%	3.80%

Liabilities
Deposits:
Demand deposits - noninterest-bearing	—%	—%	—%	—%	—%
Demand deposits - interest-bearing	0.04	0.04	0.04	0.04	0.05

Total demand deposits	0.01	0.01	0.01	0.01	0.02
Money market deposits	0.27	0.26	0.24	0.23	0.27
Savings and other domestic deposits	0.24	0.25	0.27	0.30	0.33
Core certificates of deposit	1.05	1.05	1.13	1.19	1.21

Total core deposits	0.32	0.32	0.34	0.37	0.41
Other domestic deposits of $250,000 or more	0.39	0.44	0.50	0.52	0.61
Brokered deposits and negotiable CDs	0.39	0.55	0.62	0.67	0.71
Deposits in foreign offices	0.14	0.14	0.14	0.17	0.18

Total deposits	0.32	0.33	0.36	0.38	0.42
Short-term borrowings	0.08	0.09	0.10	0.12	0.14
Federal Home Loan Bank advances	0.14	0.14	0.14	0.18	1.20
Subordinated notes and other long-term debt	2.10	2.29	2.35	2.54	2.55

Total interest-bearing liabilities	0.42	0.42	0.42	0.45	0.50

Net interest rate spread	3.15	3.20	3.26	3.30	3.30
Impact of noninterest-bearing funds on margin	0.13	0.14	0.12	0.12	0.15

Net interest margin	3.28%	3.34%	3.38%	3.42%	3.45%

Commercial Loan Derivative Impact
(Unaudited)

	Average Rates (2)
	2013				2012
	Fourth	Third	Second	First	Fourth
Fully-taxable equivalent basis(1)
Commercial loans(2)(3)	3.47%	3.58%	3.57%	3.58%	3.72%
Impact of commercial loan derivatives	0.17	0.19	0.26	0.29	0.24

Total commercial - as reported	3.63%	3.77%	3.83%	3.87%	3.96%

Average 30 day LIBOR	0.17%	0.19%	0.20%	0.20%	0.21%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 10 for the FTE adjustment.
(2)	Loan, lease, and deposit average rates include impact of applicable derivatives, non-deferrable fees, and amortized fees.
(3)	Includes the impact of nonaccrual loans.

Huntington Bancshares Incorporated

Selected Quarterly Income Statement Data(1)

(Unaudited)

	2013				2012
(dollar amounts in thousands, except per share amounts)	Fourth	Third	Second	First	Fourth
Interest income	$469,824	$462,912	$462,582	$465,319	$478,995
Interest expense	39,175	38,060	37,645	41,149	44,940

Net interest income	430,649	424,852	424,937	424,170	434,055
Provision for credit losses	24,331	11,400	24,722	29,592	39,458

Net interest income after provision for credit losses	406,318	413,452	400,215	394,578	394,597

Service charges on deposit accounts	69,992	72,918	68,009	60,883	68,083
Mortgage banking income	24,327	23,621	33,659	45,248	61,711
Trust services	30,711	30,470	30,666	31,160	31,388
Electronic banking	24,251	24,282	23,345	20,713	21,011
Insurance income	15,556	17,269	17,187	19,252	17,268
Brokerage income	15,116	16,532	19,546	17,995	17,415
Bank owned life insurance income	13,816	13,740	15,421	13,442	13,767
Capital markets fees	12,332	12,825	12,229	7,834	12,694
Gain on sale of loans	7,144	5,063	3,348	2,616	20,690
Securities gains (losses)	1,239	98	(410)	(509)	863
Other income	32,144	33,685	25,655	33,575	32,761

Total noninterest income	246,628	250,503	248,655	252,209	297,651

Personnel costs	249,554	229,326	263,862	258,895	253,952
Outside data processing and other services	51,071	49,313	49,898	49,265	48,699
Net occupancy	31,983	35,591	27,656	30,114	29,008
Equipment	28,775	28,191	24,947	24,880	26,580
Marketing	13,704	12,271	14,239	10,971	16,456
Deposit and other insurance expense	10,056	11,155	13,460	15,490	16,327
Amortization of intangibles	10,320	10,362	10,362	10,320	11,647
Professional services	11,567	12,487	9,341	7,192	22,514
Other expense	38,979	34,640	32,100	35,666	45,445

Total noninterest expense	446,009	423,336	445,865	442,793	470,628

Income before income taxes	206,937	240,619	203,005	203,994	221,620
Provision for income taxes	49,114	62,132	52,354	52,214	54,341

Net income	$157,823	$178,487	$150,651	$151,780	$167,279

Dividends on preferred shares	7,965	7,967	7,967	7,970	7,973

Net income applicable to common shares	$149,858	$170,520	$142,684	$143,810	$159,306

Average common shares - basic	830,590	830,398	834,730	841,103	847,220
Average common shares - diluted	842,324	841,025	843,840	848,708	853,306
Per common share
Net income - basic	$0.18	$0.21	$0.17	$0.17	$0.19
Net income - diluted	0.18	0.20	0.17	0.17	0.19
Cash dividends declared	0.05	0.05	0.05	0.04	0.04
Revenue - fully-taxable equivalent (FTE)
Net interest income	$430,649	$424,852	$424,937	$424,170	$434,055
FTE adjustment	8,196	6,634	6,587	5,923	5,470

Net interest income(2)	438,845	431,486	431,524	430,093	439,525
Noninterest income	246,628	250,503	248,655	252,209	297,651

Total revenue(2)	$685,473	$681,989	$680,179	$682,302	$737,176

(1)	Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.
(2)	On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

Huntington Bancshares Incorporated

Quarterly Mortgage Banking Income

(Unaudited)

	2013				2012	Percent Changes vs.
(dollar amounts in thousands, except as noted)	Fourth	Third	Second	First	Fourth	3Q13	4Q12
Mortgage banking income
Origination and secondary marketing	$14,201	$15,568	$27,917	$27,330	$44,497	(9)%	(68)%
Servicing fees	10,809	10,868	10,898	11,241	11,491	(1)	(6)
Amortization of capitalized servicing	(6,062)	(6,783)	(7,998)	(7,903)	(9,116)	(11)	(34)
Other mortgage banking income	3,397	3,685	4,470	4,654	4,828	(8)	(30)

Subtotal	22,345	23,338	35,287	35,322	51,700	(4)	(57)
MSR valuation adjustment(1)	3,458	173	14,127	17,798	11,747	1,899	(71)
Net trading gains (losses) related to MSR hedging	(1,476)	110	(15,755)	(7,872)	(1,736)	(1,442)	(15)

Total mortgage banking income	$24,327	$23,621	$33,659	$45,248	$61,711	3%	(61)%

Mortgage originations (in millions)	$841	$1,176	$1,282	$1,119	$1,161	(28)%	(28)%
Average trading account securities used to hedge MSRs (in millions)	—	—	—	—	1	—	(100)
Capitalized mortgage servicing rights(2)	162,301	158,776	155,522	139,927	120,747	2	34
Total mortgages serviced for others (in millions)(2)	15,239	15,231	15,213	15,367	15,623	—	(2)
MSR % of investor servicing portfolio(2)	1.07%	1.04%	1.02%	0.91%	0.77%	3	39

Net impact of MSR hedging
MSR valuation adjustment(1)	$3,458	$173	$14,127	$17,798	$11,747	1,899%	(71)%
Net trading gains (losses) related to MSR hedging	(1,476)	110	(15,755)	(7,872)	(1,736)	(1,442)	(15)
Net interest income (loss) related to MSR hedging	—	—	—	—	—	—	—

Net gain (loss) of MSR hedging	$1,982	$283	$(1,628)	$9,926	$10,011	600%	(80)%

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)	At period end.

Huntington Bancshares Incorporated

Quarterly Credit Reserves Analysis

(Unaudited)

	2013				2012
(dollar amounts in thousands)	Fourth	Third	Second	First	Fourth
Allowance for loan and lease losses, beginning of period	$666,030	$733,076	$746,769	$769,075	$789,142
Loan and lease losses	(73,684)	(85,252)	(63,238)	(84,142)	(106,962)
Recoveries of loans previously charged off	27,237	29,510	28,448	32,455	36,832

Net loan and lease losses	(46,447)	(55,742)	(34,790)	(51,687)	(70,130)

Provision for loan and lease losses	28,289	(11,234)	21,354	29,388	52,370
Allowance of assets sold or transferred to loans held for sale	(2)	(70)	(257)	(7)	(2,307)

Allowance for loan and lease losses, end of period	$647,870	$666,030	$733,076	$746,769	$769,075

Allowance for unfunded loan commitments and letters of credit, beginning of period	$66,857	$44,223	$40,855	$40,651	$53,563
Provision for (reduction in) unfunded loan commitments and letters of credit losses	(3,958)	22,634	3,368	204	(12,912)

Allowance for unfunded loan commitments and letters of credit, end of period	$62,899	$66,857	$44,223	$40,855	$40,651

Total allowance for credit losses, end of period	$710,769	$732,887	$777,299	$787,624	$809,726

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.50%	1.57%	1.76%	1.81%	1.89%
Nonaccrual loans and leases (NALs)	201	200	202	196	189
Nonperforming assets (NPAs)	184	178	185	180	173
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.65%	1.72%	1.86%	1.91%	1.99%
Nonaccrual loans and leases	221	220	214	207	199
Nonperforming assets	202	196	196	190	182

Huntington Bancshares Incorporated

Quarterly Net Charge-Off Analysis

(Unaudited)

	2013				2012
(dollar amounts in thousands)	Fourth	Third	Second	First	Fourth
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$9,826	$1,661	$1,586	$3,317	$7,052
Commercial real estate:
Construction	(88)	6,165	1,079	(798)	11,038
Commercial	(2,783)	6,398	1,305	13,575	10,333

Commercial real estate	(2,871)	12,563	2,384	12,777	21,371

Total commercial	6,955	14,224	3,970	16,094	28,423

Consumer:
Automobile	3,759	2,721	1,463	2,594	1,896
Home equity	20,451	27,175	14,654	19,983	25,013
Residential mortgage	7,605	4,789	8,620	6,148	9,687
Other consumer	7,677	6,833	6,083	6,868	5,111

Total consumer	39,492	41,518	30,820	35,593	41,707

Total net charge-offs	$46,447	$55,742	$34,790	$51,687	$70,130

Net charge-offs - annualized percentages:
Commercial:
Commercial and industrial	0.22%	0.04%	0.04%	0.08%	0.17%
Commercial real estate:
Construction	(0.06)	4.36	0.74	(0.53)	7.67
Commercial	(0.26)	0.59	0.12	1.16	0.84

Commercial real estate	(0.23)	1.02	0.19	0.97	1.56

Total commercial	0.12	0.26	0.07	0.29	0.52

Consumer:
Automobile	0.23	0.18	0.11	0.21	0.17
Home equity	0.98	1.30	0.71	0.95	1.20
Residential mortgage	0.57	0.36	0.66	0.49	0.75
Other consumer	7.98	7.19	5.28	6.67	4.74

Total consumer	0.77	0.83	0.64	0.76	0.91

Net charge-offs as a % of average loans	0.43%	0.53%	0.34%	0.51%	0.69%

Huntington Bancshares Incorporated

Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)

(Unaudited)

	2013				2012
(dollar amounts in thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
Nonaccrual loans and leases (NALs):
Commercial and industrial	$56,615	$68,034	$80,037	$80,928	$90,705
Commercial real estate	73,417	80,295	93,643	110,803	127,128
Automobile	6,303	5,972	7,743	6,770	7,823
Residential mortgage	119,532	116,260	122,040	118,405	122,452
Home equity	66,189	62,545	60,083	63,405	59,525

Total nonaccrual loans and leases	322,056	333,106	363,546	380,311	407,633
Other real estate, net:
Residential	23,447	16,610	17,353	19,538	21,378
Commercial	4,217	12,544	3,713	5,601	6,719

Total other real estate, net	27,664	29,154	21,066	25,139	28,097
Other NPAs (1)	2,440	12,000	12,087	10,045	10,045

Total nonperforming assets(4)	$352,160	$374,260	$396,699	$415,495	$445,775

Nonaccrual loans and leases as a % of total loans and leases	0.75%	0.78%	0.87%	0.92%	1.00%
NPA ratio(2)	0.82	0.88	0.95	1.01	1.09
(NPA+90days)/(Loan+OREO)(3)	1.20	1.29	1.38	1.48	1.59

	2013				2012
	Fourth	Third	Second	First	Fourth
Nonperforming assets, beginning of period	$374,260	$396,699	$415,495	$445,775	$509,728
New nonperforming assets(4)	109,454	139,767	101,840	115,061	175,083
Returns to accruing status	(12,367)	(31,293)	(18,915)	(19,537)	(23,553)
Loan and lease losses	(55,750)	(65,823)	(40,546)	(51,019)	(82,759)
OREO (losses) gains	535	1,053	1,874	840	283
Payments	(51,323)	(61,116)	(54,242)	(64,045)	(81,940)
Sales	(12,649)	(5,027)	(8,807)	(11,580)	(51,067)

Nonperforming assets, end of period	$352,160	$374,260	$396,699	$415,495	$445,775

(1)	Other nonperforming assets includes certain impaired investment securities.
(2)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(3)	The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.
(4)	Includes $75.5 at December 31, 2013; $57.9 at September 30, 2013; $59.6 million at June 30, 2013; $59.9 million at March 31, 2013; $60.1 million at December 31, 2012;; related to Chapter 7 bankruptcy loans.

Huntington Bancshares Incorporated

Quarterly Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans

(Unaudited)

	2013				2012
(dollar amounts in thousands)	December 31,	September 30,	June 30,	March 31,	December 31,
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$14,562	$19,217	$24,851	$26,547	$26,648
Commercial real estate	39,142	44,026	45,051	56,007	56,660
Automobile	5,055	3,599	3,392	3,531	4,418
Residential mortgage (excluding loans guaranteed by the U.S. Government)	2,469	13,978	5,217	6,187	2,718
Home equity	13,983	13,044	14,245	15,044	18,200
Other consumer	998	1,102	1,367	1,107	1,672

Total, excl. loans guaranteed by the U.S. Government	76,209	94,966	94,123	108,423	110,316
Add: loans guaranteed by U.S. Government	87,985	81,770	87,135	88,596	90,816

Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$164,194	$176,736	$181,258	$197,019	$201,132

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.18%	0.22%	0.23%	0.26%	0.27%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.20	0.20	0.21	0.21	0.22
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.38	0.42	0.43	0.48	0.49
Accruing troubled debt restructured loans:
Commercial and industrial	$83,857	$85,687	$94,583	$90,642	$76,586
Commercial real estate	204,668	204,597	184,372	192,167	208,901
Automobile	30,781	30,981	32,768	34,379	35,784
Home equity (1)	188,266	153,591	135,759	162,087	110,581
Residential mortgage	305,059	300,809	293,933	288,041	290,011
Other consumer	1,041	959	3,383	2,514	2,544

Total accruing troubled debt restructured loans	$813,672	$776,624	$744,798	$769,830	$724,407

Nonaccruing troubled debt restructured loans:
Commercial and industrial	$7,291	$8,643	$14,541	$14,970	$19,268
Commercial real estate	23,981	22,695	26,118	26,588	32,548
Automobile	6,303	5,972	7,743	6,770	7,823
Home equity	20,715	11,434	10,227	11,235	6,951
Residential mortgage	82,879	77,525	80,563	84,317	84,515
Other consumer	—	—	—	—	113

Total nonaccruing troubled debt restructured loans	$141,169	$126,269	$139,192	$143,880	$151,218

(1)	The 2013 second quarter includes a $43.1 million reduction of home equity TDRs incorrectly reflected as new TDRs in the 2013 first quarter.

Huntington Bancshares Incorporated

Quarterly Common Stock Summary, Capital, and Other Data

(Unaudited)

Quarterly common stock summary

	2013				2012
(dollar amounts in thousands, except per share amounts)	Fourth	Third	Second	First	Fourth
Common stock price, per share
High(1)	$9.730	$8.780	$7.960	$7.550	$7.200
Low(1)	8.040	7.900	6.820	6.480	5.900
Close	9.650	8.260	7.870	7.370	6.390
Average closing price	8.982	8.445	7.457	7.073	6.416
Dividends, per share
Cash dividends declared per common share	$0.05	$0.05	$0.05	$0.04	$0.04
Common shares outstanding
Average - basic	830,590	830,398	834,730	841,103	847,220
Average - diluted	842,324	841,025	843,840	848,708	853,306
Ending	830,963	830,145	829,675	838,758	842,813
Book value per common share	$6.88	$6.72	$6.51	$6.53	$6.41
Tangible book value per common share(2)	6.27	6.10	5.88	5.91	5.78
Common share repurchases
Number of shares repurchased	—	1,974	9,996	4,738	13,160

	2013				2012
(dollar amounts in millions)	December 31,	September 30,	June 30,	March 31,	December 31,
Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$6,099	$5,962	$5,784	$5,867	$5,790
Less: goodwill	(444)	(444)	(444)	(444)	(444)
Less: other intangible assets	(93)	(104)	(114)	(124)	(132)
Add: related deferred tax liability(2)	33	36	40	43	46

Total tangible equity	5,595	5,450	5,266	5,342	5,260
Less: preferred equity	(386)	(386)	(386)	(386)	(386)

Total tangible common equity	$5,209	$5,064	$4,880	$4,956	$4,874

Total assets	$59,476	$56,648	$56,114	$56,055	$56,153
Less: goodwill	(444)	(444)	(444)	(444)	(444)
Less: other intangible assets	(93)	(104)	(114)	(124)	(132)
Add: related deferred tax liability(2)	33	36	40	43	46

Total tangible assets	$58,972	$56,136	$55,596	$55,530	$55,623

Tangible equity / tangible asset ratio	9.49%	9.71%	9.47%	9.62%	9.46%
Tangible common equity / tangible asset ratio	8.83	9.02	8.78	8.92	8.76
Tier 1 common risk-based capital ratio:(4)
Tier 1 capital	$6,100	$6,018	$5,885	$5,829	$5,741
Shareholders’ preferred equity	(386)	(386)	(386)	(386)	(386)
Trust preferred securities	(299)	(299)	(299)	(299)	(299)
REIT preferred stock	—	(50)	(50)	(50)	(50)

Tier 1 common	$5,415	$5,283	$5,150	$5,094	$5,006

Total risk-weighted assets(4)	$49,690	$48,687	$48,080	$47,937	$47,773
Tier 1 common risk-based capital ratio(4)	10.90%	10.85%	10.71%	10.62%	10.48%
Other capital data:
Tier 1 leverage ratio(4)	10.67	10.85	10.64	10.57	10.36
Tier 1 risk-based capital ratio(4)	12.28	12.36	12.24	12.16	12.02
Total risk-based capital ratio(4)	14.57	14.67	14.57	14.55	14.50
Tangible common equity / risk-weighted assets ratio(4)	10.48	10.40	10.15	10.34	10.20
Other data:
Number of employees (Average full-time equivalent)	11,765	12,080	12,063	11,949	11,789
Number of domestic full-service branches(3)	711	731	727	717	705

(1)	High and low stock prices are intra-day quotes obtained from NASDAQ.
(2)	Other intangible assets are net of deferred tax liability, and calculated assuming a 35% tax rate.
(3)	Includes WGH offices.
(4)	December 31, 2013, figures are estimated and are presented on a basel 1 basis.

Huntington Bancshares Incorporated

Consolidated Annual Average Balance Sheets

(Unaudited)

	Annual Average Balances
		Change from 2012			Change from 2011
(dollar amounts in millions)	2013	Amount	%	2012	Amount	%	2011
Assets
Interest bearing deposits in banks	$70	$(25)	(26)%	$95	$(38)	(29)%	$133
Federal funds sold and securities purchased under resale agreements	—	—	N.R.	—	(5)	N.R.	5
Loans held for sale	521	(566)	(52)	1,087	799	277	288
Securities:
Available-for-sale and other securities:
Taxable	6,383	(1,515)	(19)	7,898	(473)	(6)	8,371
Tax-exempt	563	136	32	427	(1)	—	428

Total available-for-sale and other securities	6,946	(1,379)	(17)	8,325	(474)	(5)	8,799
Trading account securities	80	13	19	67	(40)	(37)	107
Held-to-maturity securities - taxable	2,155	1,230	133	925	550	147	375

Total Securities	9,181	(136)	(1)	9,317	36	—	9,281

Loans and leases:(1)
Commercial:
Commercial and industrial	17,174	1,230	8	15,944	2,347	17	13,597
Commercial real estate:
Construction	580	(2)	—	582	(10)	(2)	592
Commercial	4,449	(749)	(14)	5,198	(415)	(7)	5,613

Commercial real estate	5,029	(751)	(13)	5,780	(425)	(7)	6,205

Total commercial	22,203	479	2	21,724	1,922	10	19,802

Consumer:
Automobile	5,679	1,153	25	4,526	(1,351)	(23)	5,877
Home equity	8,310	(5)	—	8,315	375	5	7,940
Residential mortgage	5,198	8	—	5,190	473	10	4,717
Other consumer	436	(19)	(4)	455	(76)	(14)	531

Total consumer	19,623	1,137	6	18,486	(579)	(3)	19,065

Total loans and leases	41,826	1,616	4	40,210	1,343	3	38,867
Allowance for loan and lease losses	(725)	151	(17)	(876)	233	(21)	(1,109)

Net loans and leases	41,101	1,767	4	39,334	1,576	4	37,758

Total earning assets	51,598	889	2	50,709	2,135	4	48,574

Cash and due from banks	908	(182)	(17)	1,090	(346)	(24)	1,436
Intangible assets	557	(43)	(7)	600	(45)	(7)	645
All other assets	3,961	(190)	(5)	4,151	(53)	(1)	4,204

Total assets	$56,299	$625	1%	$55,674	$1,924	4%	$53,750

Liabilities and shareholders’ equity
Deposits:
Demand deposits - noninterest-bearing	$12,871	$671	6%	$12,200	$3,547	41%	$8,653

Demand deposits - interest-bearing	5,855	44	1	5,811	294	5	5,517
Total demand deposits	18,726	715	4	18,011	3,841	27	14,170
Money market deposits	15,675	1,774	13	13,901	579	4	13,322
Savings and other domestic deposits	5,029	96	2	4,933	198	4	4,735
Core certificates of deposit	4,549	(1,672)	(27)	6,221	(1,481)	(19)	7,702

Total core deposits	43,979	913	2	43,066	3,137	8	39,929
Other domestic deposits of $250,000 or more	306	(20)	(6)	326	(139)	(30)	465
Brokered deposits and negotiable CDs	1,606	16	1	1,590	168	12	1,422
Deposits in foreign offices	346	(26)	(7)	372	(17)	(4)	389

Total deposits	46,237	883	2	45,354	3,149	7	42,205
Short-term borrowings	700	(610)	(47)	1,310	(745)	(36)	2,055
Federal Home Loan Bank advances	711	413	139	298	187	168	111
Subordinated notes and other long-term debt	1,662	(314)	(16)	1,976	(1,189)	(38)	3,165

Total interest-bearing liabilities	36,439	(299)	(1)	36,738	(2,145)	(6)	38,883

All other liabilities	1,074	9	1	1,065	89	9	976
Shareholders’ equity	5,915	244	4	5,671	433	8	5,238

Total liabilities and shareholders’ equity	$56,299	$625	1%	$55,674	$1,924	4%	$53,750

N.R. – Not relevant, as numerator of calculation is zero in the current period.

(1)	Includes nonaccrual loans.

Huntington Bancshares Incorporated

Consolidated Annual Net Interest Margin - Interest Income / Expense (1)

(Unaudited)

	Interest Income / Expense
(dollar amounts in thousands)	2013	2012	2011
Assets
Interest bearing deposits in banks	$102	$202	$143
Trading account securities
Federal funds sold and securities purchased under resale agreements	—	—	5
Loans held for sale	18,905	36,769	12,298
Securities:
Available-for-sale and other securities:
Taxable	148,557	184,340	207,984
Tax-exempt	25,663	17,659	18,326

Total available-for-sale and other securities	174,220	201,999	226,310
Trading account securities	355	853	1,463
Held-to-maturity securities - taxable	50,214	24,088	11,213

Total Securities	224,789	226,940	238,986
Loans and leases:
Commercial:
Commercial and industrial	643,731	639,458	585,615
Commercial real estate:
Construction	23,440	22,886	22,988
Commercial	182,622	208,552	222,692

Commercial real estate	206,062	231,438	245,680

Total commercial	849,793	870,896	831,295

Consumer:
Automobile	221,469	214,053	293,211
Home equity	345,379	355,869	355,005
Residential mortgage	199,601	212,661	213,612
Other consumer	27,939	33,279	40,587

Total consumer	794,388	815,862	902,415

Total loans and leases	1,644,181	1,686,758	1,733,710

Total earning assets	$1,887,977	$1,950,669	$1,985,142

Liabilities
Deposits:
Demand deposits - noninterest-bearing	$—	$—	$—
Demand deposits - interest-bearing	2,525	3,579	5,096

Total demand deposits	2,525	3,579	5,096
Money market deposits	38,830	40,164	54,344
Savings and other domestic deposits	13,292	18,928	32,723
Core certificates of deposit	50,544	84,983	150,030

Total core deposits	105,191	147,654	242,193
Other domestic deposits of $250,000 or more	1,442	2,140	4,492
Brokered deposits and negotiable CDs	9,100	11,694	12,488
Deposits in foreign offices	508	679	878

Total deposits	116,241	162,167	260,051
Short-term borrowings	700	2,048	3,500
Federal Home Loan Bank advances	1,077	819	824
Subordinated notes and other long-term debt	38,011	54,705	76,681

Total interest-bearing liabilities	156,029	219,739	341,056

Net interest income	$1,731,948	$1,730,930	$1,644,086

(1)	Fully-taxable equivalent (FTE) income and expense calculated assuming a 35% tax rate. See page 20 for the FTE adjustment.

Huntington Bancshares Incorporated

Consolidated Annual Net Interest Margin - Yield

(Unaudited)

	Annual Average Rates(2)
Fully-taxable equivalent basis(1)	2013	2012	2011
Assets
Interest bearing deposits in banks	0.15%	0.21%	0.11%
Federal funds sold and securities purchased under resale agreements	—	—	0.09
Loans held for sale	3.63	3.38	4.27
Securities:
Available-for-sale and other securities:
Taxable	2.33	2.33	2.48
Tax-exempt	4.56	4.14	4.28

Total available-for-sale and other securities	2.51	2.43	2.57
Trading account securities	0.44	1.27	1.37
Held-to-maturity securities - taxable	2.33	2.60	2.99

Total Securities	2.45	2.43	2.57

Loans and leases:(3)
Commercial:
Commercial and industrial	3.75	4.01	4.31
Commercial real estate:
Construction	4.04	3.93	3.88
Commercial	4.11	4.01	3.97

Commercial real estate	4.10	4.00	3.96

Total commercial	3.83	4.01	4.20

Consumer:
Automobile	3.90	4.73	4.99
Home equity	4.16	4.28	4.47
Residential mortgage	3.84	4.10	4.53
Other consumer	6.41	7.31	7.63

Total consumer	4.05	4.41	4.73

Total loans and leases	3.93	4.19	4.46

Total earning assets	3.66%	3.85%	4.09%

Liabilities
Deposits:
Demand deposits - noninterest-bearing	—%	—%	—%
Demand deposits - interest-bearing	0.04	0.06	0.09

Total demand deposit	0.01	0.02	0.04
Money market deposits	0.25	0.29	0.41
Savings and other domestic deposits	0.26	0.38	0.69
Core certificates of deposit	1.11	1.37	1.95

Total core deposits	0.34	0.48	0.77
Other domestic deposits of $250,000 or more	0.47	0.66	0.97
Brokered deposits and negotiable CDs	0.57	0.74	0.88
Deposits in foreign offices	0.15	0.18	0.23

Total deposits	0.35	0.49	0.78
Short-term borrowings	0.10	0.16	0.17
Federal Home Loan Bank advances	0.15	0.28	0.74
Subordinated notes and other long-term debt	2.29	2.77	2.42

Total interest bearing liabilities	0.43	0.60	0.88

Net interest rate spread	3.23	3.25	3.21
Impact of noninterest-bearing funds on margin	0.13	0.16	0.17

Net interest margin	3.36%	3.41%	3.38%

Commercial Loan Derivative Impact (Unaudited)
	Annual Average Rates(2)
Fully-taxable equivalent basis(1)	2013	2012	2011
Commercial loans(2)(3)	3.55%	3.67%	3.81%
Impact of commercial loan derivatives	0.28	0.34	0.39

Total commercial - as reported	3.83%	4.01%	4.20%

Average 30 day LIBOR	0.19%	0.24%	0.23%

(1)	Fully-taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 20 for the FTE adjustment.
(2)	Loan and lease and deposit average rates include impact of applicable derivatives, non-deferrable fees, and amortized fees.
(3)	Includes the impact of nonaccrual loans.

Huntington Bancshares Incorporated

Selected Annual Income Statement Data

(Unaudited)

	Year Ended December 31,
		Change from 2012			Change from 2011
(dollar amounts in thousands, except per share amounts)	2013	Amount	%	2012	Amount	%	2011
Interest income	$1,860,637	$(69,626)	(4)%	$1,930,263	$(39,963)	(2)%	$1,970,226
Interest expense	156,029	(63,710)	(29)	219,739	(121,317)	(36)	341,056

Net interest income	1,704,608	(5,916)	(0)	1,710,524	81,354	5	1,629,170
Provision for credit losses	90,045	(57,343)	(39)	147,388	(26,671)	(15)	174,059

Net interest income after provision for credit losses	1,614,563	51,427	3	1,563,136	108,025	7	1,455,111

Service charges on deposit accounts	271,802	9,623	4	262,179	18,672	8	243,507
Mortgage banking income	126,855	(64,237)	(34)	191,092	107,684	129	83,408
Trust services	123,007	1,110	1	121,897	2,515	2	119,382
Electronic banking	92,591	10,301	13	82,290	(29,407)	(26)	111,697
Insurance income	69,264	(2,055)	(3)	71,319	1,849	3	69,470
Brokerage income	69,189	(3,037)	(4)	72,226	(8,141)	(10)	80,367
Bank owned life insurance income	56,419	377	1	56,042	(6,294)	(10)	62,336
Capital markets fees	45,220	(2,940)	(6)	48,160	11,620	32	36,540
Gain on sale of loans	18,171	(40,011)	(69)	58,182	26,238	82	31,944
Securities gains (losses)	418	(4,351)	(91)	4,769	8,450	N.R.	(3,681)
Other income	125,059	(4,642)	(4)	129,701	(15,952)	(11)	145,653

Total noninterest income	997,995	(99,862)	(9)	1,097,857	117,234	12	980,623

Personnel costs	1,001,637	13,444	1	988,193	95,659	11	892,534
Outside data processing and other services	199,547	9,292	5	190,255	1,081	1	189,174
Net occupancy	125,344	14,184	13	111,160	2,031	2	109,129
Equipment	106,793	3,846	4	102,947	10,403	11	92,544
Marketing	51,185	(13,078)	(20)	64,263	(1,297)	(2)	65,560
Deposit and other insurance expense	50,161	(18,169)	(27)	68,330	(9,362)	(12)	77,692
Amortization of intangibles	41,364	(5,185)	(11)	46,549	(6,769)	(13)	53,318
Professional services	40,587	(25,171)	(38)	65,758	(2,858)	(4)	68,616
Gain on early extinguishment of debt	—	798	(100)	(798)	8,899	N.R.	(9,697)
Other expense	141,385	(57,834)	(29)	199,219	9,589	5	189,630

Total noninterest expense	1,758,003	(77,873)	(4)	1,835,876	107,376	6	1,728,500

Income before income taxes	854,555	29,438	4	825,117	117,883	17	707,234
Provision for income taxes	215,814	31,719	17	184,095	19,474	12	164,621

Net income	$638,741	$(2,281)	(0)	$641,022	$98,409	18	$542,613

Dividends on preferred shares	31,869	(120)	(0)	31,989	1,176	4	30,813

Net income applicable to common shares	$606,872	$(2,161)	(0)%	$609,033	$97,233	19%	$511,800

Average common shares - basic	834,205	(23,757)	(3)%	857,962	(5,729)	(1)%	863,691
Average common shares - diluted	843,974	(19,428)	(2)	863,402	(4,222)	(0)	867,624
Per common share
Net income - basic	$0.73	$0.02	3	$0.71	$0.12	20	$0.59
Net income - diluted	0.72	0.01	1	0.71	0.12	20	0.59
Cash dividends declared	0.19	0.03	19	0.16	0.06	60	0.10
Revenue - fully taxable equivalent (FTE)
Net interest income	$1,704,608	$(5,916)	(0)	$1,710,524	$81,354	5	$1,629,170
FTE adjustment(2)	27,340	6,934	34	20,406	5,490	37	14,916

Net interest income	1,731,948	1,018	0.1	1,730,930	86,844	5	1,644,086
Noninterest income	997,995	(99,862)	(9)	1,097,857	117,234	12	980,623

Total revenue	$2,729,943	$(98,844)	(3)%	$2,828,787	$204,078	8%	$2,624,709

N.R. - Not relevant, as denominator of calculation is a loss in prior period compared with income in the current period.

Comparisons for presented periods are impacted by a number of factors. Refer to Significant Items.

On a fully-taxable equivalent (FTE) basis assuming a 35% tax rate.

Huntington Bancshares Incorporated

Annual Mortgage Banking Income

(Unaudited)

	Year Ended December 31,
(dollar amounts in thousands, except as noted)	2013	2012	2011	2010	2009
Mortgage banking income
Origination and secondary marketing	$85,016	$146,845	$68,217	$117,440	$94,711
Servicing fees	43,816	46,177	49,096	48,123	48,494
Amortization of capitalized servicing	(28,746)	(35,908)	(37,369)	(47,165)	(47,571)
Other mortgage banking income	16,206	19,607	15,506	16,629	23,360

Subtotal	116,292	176,721	95,450	135,027	118,994
MSR valuation adjustment(1)	35,556	(16,902)	(53,897)	(12,721)	34,305
Net trading gains (losses) related to MSR hedging	(24,993)	31,273	41,855	53,476	(41,001)

Total mortgage banking income	$126,855	$191,092	$83,408	$175,782	$112,298

Mortgage originations (in millions)	$4,418	$4,833	$3,921	$5,476	$5,262
Average trading account securities used to hedge MSRs (in millions)	—	3	20	64	70
Capitalized mortgage servicing rights(2)	162,301	120,747	137,435	196,194	214,592
Total mortgages serviced for others (in millions)(2)	15,239	15,623	15,886	15,933	16,010
MSR % of investor servicing portfolio	1.07%	0.77%	0.87%	1.23%	1.34%

Net impact of MSR hedging
MSR valuation adjustment(1)	$35,556	$(16,902)	$(53,897)	$(12,721)	$34,305
Net trading gains (losses) related to MSR hedging	(24,993)	31,273	41,855	53,476	(41,001)
Net interest income related to MSR hedging	—	(26)	166	972	2,999

Net gain (loss) on MSR hedging	$10,563	$14,345	$(11,876)	$41,727	$(3,697)

(1)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)	At period end.

Huntington Bancshares Incorporated

Annual Credit Reserves Analysis

(Unaudited)

	Year Ended December 31,
(dollar amounts in thousands)	2013	2012	2011	2010	2009
Allowance for loan and lease losses, beginning of period	$769,075	$964,828	$1,249,008	$1,482,479	$900,227
Loan and lease losses	(306,316)	(455,200)	(557,753)	(1,003,907)	(1,561,378)
Recoveries of loans previously charged off	117,650	112,738	120,664	129,433	84,791

Net loan and lease losses	(188,666)	(342,462)	(437,089)	(874,474)	(1,476,587)

Provision for loan and lease losses	67,797	155,193	167,730	641,299	2,069,931
Allowance of assets sold or transferred to loans held for sale	(336)	(8,484)	(14,821)	(296)	(11,092)

Allowance for loan and lease losses, end of period	$647,870	$769,075	$964,828	$1,249,008	$1,482,479

Allowance for unfunded loan commitments and letters of credit, beginning of period	$40,651	$48,456	$42,127	$48,879	$44,139
Provision for (reduction in) unfunded loan commitments and letters of credit losses	22,248	(7,805)	6,329	(6,752)	4,740

Allowance for unfunded loan commitments and letters of credit, end of period	$62,899	$40,651	$48,456	$42,127	$48,879

Total allowance for credit losses	$710,769	$809,726	$1,013,284	$1,291,135	$1,531,358

Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.50%	1.89%	2.48%	3.28%	4.03%
Nonaccrual loans and leases (NALs)	201	189	178	161	77
Nonperforming assets (NPAs)	184	173	163	148	72
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.65%	1.99%	2.60%	3.39%	4.16%
Nonaccrual loans and leases (NALs)	221	199	187	166	80
Nonperforming assets (NPAs)	202	182	172	153	74

Huntington Bancshares Incorporated

Annual Net Charge-Off Analysis

(Unaudited)

	Year Ended December 31,
(dollar amounts in thousands)	2013	2012	2011	2010	2009
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$16,390	$64,248	$89,699	$254,932	$487,606
Commercial real estate:
Construction	6,358	8,041	31,524	109,008	192,706
Commercial	18,496	70,388	116,577	166,554	490,025

Commercial real estate	24,854	78,429	148,101	275,562	682,731

Total commercial	41,244	142,677	237,800	530,494	1,170,337

Consumer:
Automobile	10,537	9,442	15,067	26,572	56,332
Home equity	82,263	116,379	101,797	139,373	106,176
Residential mortgage	27,162	47,923	56,681	152,895	110,202
Other consumer	27,460	26,041	25,744	25,140	33,540

Total consumer	147,422	199,785	199,289	343,980	306,250

Total net charge-offs	$188,666	$342,462	$437,089	$874,474	$1,476,587

Net charge-offs - annualized percentages:
Commercial:
Commercial and industrial	0.10%	0.40%	0.66%	2.05%	3.71%
Commercial real estate:
Construction	1.10	1.38	5.33	9.95	10.37
Commercial	0.42	1.35	2.08	2.72	6.71

Commercial real estate	0.49	1.36	2.39	3.81	7.46

Total commercial	0.19	0.66	1.20	2.70	5.25

Consumer:
Automobile	0.19	0.21	0.26	0.54	1.59
Home equity	0.99	1.40	1.28	1.84	1.40
Residential mortgage	0.52	0.92	1.20	3.42	2.43
Other consumer	6.30	5.72	4.85	3.80	4.65

Total consumer	0.75	1.08	1.05	1.95	1.87

Net charge-offs as a % of average loans	0.45%	0.85%	1.12%	2.35%	3.82%

Huntington Bancshares Incorporated

Annual Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs)

(Unaudited)

	December 31,
(dollar amounts in thousands)	2013	2012	2011	2010	2009
Nonaccrual loans and leases (NALs):
Commercial and industrial	$56,615	$90,705	$201,846	$346,720	$578,414
Commercial real estate	73,417	127,128	229,889	363,692	935,812
Automobile	6,303	7,823	—	—	—
Residential mortgage	119,532	122,452	68,658	45,010	362,630
Home equity	66,189	59,525	40,687	22,526	40,122

Total nonaccrual loans and leases	322,056	407,633	541,080	777,948	1,916,978
Other real estate, net:
Residential	23,447	21,378	20,330	31,649	71,427
Commercial	4,217	6,719	18,094	35,155	68,717

Total other real estate, net	27,664	28,097	38,424	66,804	140,144
Impaired loans held for sale	—	—	—	—	969
Other NPAs (1)	2,440	10,045	10,772	—	—

Total nonperforming assets (3)	$352,160	$445,775	$590,276	$844,752	$2,058,091

Nonaccrual loans and leases as a % of total loans and leases	0.75%	1.00%	1.39%	2.04%	5.21%
NPA ratio (2)	0.82	1.09	1.51	2.21	5.57

	December 31,
(dollar amounts in thousands)	2013	2012	2011	2010	2009
Nonperforming assets, beginning of period	$445,775	$590,276	$844,752	$2,058,091	$1,636,646
New nonperforming assets	466,122 (4)	741,724	745,063	925,699	2,767,295
Franklin impact, net	—	—	(9,477)	(329,023)	(311,726)
Returns to accruing status	(82,112)	(140,714)	(195,786)	(370,798)	(215,336)
Loan and lease losses	(213,138)	(310,979)	(362,784)	(635,606)	(1,148,135)
OREO losses (gains)	4,302	(398)	771	(12,096)	(62,665)
Payments	(230,726)	(302,614)	(328,294)	(650,429)	(497,076)
Sales	(38,063)	(131,520)	(103,969)	(141,086)	(110,912)

Nonperforming assets, end of period	$352,160	$445,775	$590,276	$844,752	$2,058,091

(1)	Other nonperforming assets represent an investment security backed by a municipal bond.
(2)	Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(3)	Includes $75.5 million at December 31, 2013 and $60.1 million at December 31, 2012, related to chapter 7 bankruptcy loans.

Huntington Bancshares Incorporated

Annual Accruing Past Due Loans and Leases and Accruing and Nonaccruing Troubled Debt Restructured Loans

(Unaudited)

	December 31,
(dollar amounts in thousands)	2013	2012	2011	2010	2009
Accruing loans and leases past due 90 days or more:
Commercial and industrial	$14,562	$26,648	$—	$—	$—
Commercial real estate	39,142	56,660	—	—	—
Automobile	5,055.00	4,418	6,265	7,721	10,586
Residential mortgage (excluding loans guaranteed by the U.S. Government)	2,469	2,718	45,198	53,983	78,915
Home equity	13,983	18,200	20,198	23,497	53,343
Other consumer	998	1,672	1,988	2,456	2,814

Total, excl. loans guaranteed by the U.S. Government	76,209	110,316	73,649	87,657	145,658
Add: loans guaranteed by U.S. Government	87,985	90,816	96,703	98,288	101,616

Total accruing loans and leases past due 90 days or more, including loans guaranteed by the U.S. Government	$164,194	$201,132	$170,352	$185,945	$247,274

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.18%	0.27%	0.19%	0.23%	0.40%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.20	0.22	0.25	0.26	0.28
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.38	0.49	0.44	0.49	0.68
Accruing troubled debt restructured loans:
Commercial and industrial	$83,857	$76,586	$54,007	$70,136	$59,215
Commercial real estate	204,668	208,901	249,968	152,496	97,834
Automobile	30,781	35,784	36,573	29,764	24,704
Home equity	188,266	110,581	52,224	37,257	25,357
Residential mortgage	305,059	290,011	309,678	328,411	229,470
Other consumer	1,041	2,544	6,108	9,565	2,810

Total accruing troubled debt restructured loans	$813,672	$724,407	$708,558	$627,629	$439,390

Nonaccruing troubled debt restructured loans:
Commercial and industrial	$7,291	$19,268	$48,553	$15,275	$37,849
Commercial real estate	23,981	32,548	21,968	18,187	70,609
Automobile	6,303	7,823	—	—	—
Home equity	20,715	6,951	369	—	—
Residential mortgage	82,879	84,515	26,089	5,789	4,988
Other consumer	—	113	113	—	—

Total nonaccruing troubled debt restructured loans	$141,169	$151,218	$97,092	$39,251	$113,446